THIRD QUARTER INVESTOR CALL

Tuesday, November 7th 2000

              FrontLine
FrontLine Capital Group

Certain matters discussed in these materials are forward-looking statements within the meaning of the federal securities laws. Although we believe that the expectations reflected in such forward-looking statements, including the future operating performance of HQ Global Workplaces, are based upon reasonable assumptions, we can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from our expectations include negative changes in the executive office suites industry, changes in the market valuation or growth rate of comparable companies in the office suites industry, a downturn in general economic conditions, increases in interest rates, a lack of capital availability, competition, reduced demand or decreases in rental rates for executive office suites and other real estate-related risks such as the timely completion of projects under development, our dependence upon our key personnel and the key personnel of our partner companies and other risks detailed in our reports and other filings made with the Securities and Exchange Commission.


                                                                               2
             FrontLine
FrontLine Capital Group

                                                    OVERVIEW OF REPORTING PERIOD
--------------------------------------------------------------------------------
                                                         FRONTLINE CAPITAL GROUP
FRONTLINE HAS SHIFTED ITS STRATEGY
TO UNLEASH THE VALUE OF HQ GLOBAL
WORKPLACES AND ITS NON-HQ ASSETS

o    Reported 3rd quarter EBITDA for HQ Global Workplaces of approximately $35mm

o Announced intention to separate company into two distinct operating units to maximize value of HQ Global Workplace and other holdings

o Ceased new investment activities to allocate resources towards maximizing the value of existing holdings

o Retained Salomon Smith Barney to explore potential structures for spin-off of non-HQ holdings

o    Scaled down organization to significantly reduce operating overhead

o    Positioning company with sufficient capital to execute on strategy

o Adopted Shareholders Rights Plan to protect shareholders from various takeover actions, which could deprive shareholders of the full value of their investment



                                                                               3
             FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                     QUARTERLY RESULTS
--------------------------------------------------------------------------------
                                                            HQ Global Workplaces

HQ Global Workplaces is
exceeding internal
expectations


                                                      PRO FORMA
(Dollars in 000's)       3RD QUARTER ENDED       9 MONTHS ENDED
                                   9/30/00              9/30/00
                        ------------------       --------------

Workstation Revenue                 94,669              265,528

Technology Revenue                  33,937               95,103

Business Services                   30,477               85,485

Other                                1,183                3,298
                                    ------               ------
TOTAL REVENUE                      160,266              449,414

Workstation Expenses                53,981              156,297

Technology Expenses                 12,138               36,216

Business Services Expenses          13,082               37,761
                                    ------               ------
GROSS PROFIT                        81,065              219,140

Center SG&A                         27,410               84,065
                                    ------               ------
Business Center Op. Inc.            53,655              135,075

EBITDA(1)                           34,845               80,624

CASH-ADJUSTED EBITDA(2)             38,433               88,881


(1) Excludes merger and integration charges of $1.7mm and $26.3mm for the quarter ending 9/30/00 and the nine months ending 9/30/00, respectively

(2) Excludes merger and integration costs and GAAP rent adjustment of $5.3mm and $35.0mm for the quarter ending 9/30/00 and the nine months ending 9/30/00, respectively



                                                                               4


              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                     VALUATION METRICS
--------------------------------------------------------------------------------
ANALYSIS OF FRONTLINE'S
HQ OWNERSHIP


                                                                      BASIC
                                         HQ SHARES(1)           OWNERSHIP(1)
                                         ------------           ------------

FrontLine Direct Ownership                  8,156,440           56.7%

Call Option for $4.3mm                        450,636            3.1%
                                              -------            ---

TOTAL FLCG CONTROL                           8,607,076          59.8%

Other (Includes HQ
employee shares/options)                     3,528,303          24.5%

A Warrants                                   2,260,557          15.7%
                                             ---------          ----

TOTAL FOR BASIC
COMPUTATION(2)                              14,395,936         100.0%
                                            ==========

HQ CAPITALIZATION
(as of 9/30/00)


Senior Debt                                    $216mm

Mezzanine Debt                                 $125mm

Preferred (redemption value)                   $230mm
                                               ------

TOTAL DEBT & PREFERRED                         $571mm

FRONTLINE CAPITALIZATION
(as of 9/30/00)

Bank Debt                                      $ 25mm

Debt to Reckson (3)                            $106mm

Preferred (redemption value)                   $ 26mm
                                               ------
TOTAL DEBT                                     $157mm



(1) Calculated using Treasury Method @ $36.57/share; total shares outstanding without Treasury Method is 15,073,142

(2) Assumes preferred redeemed upon IPO or converted at IPO pricing; excludes potential dilution from B warrants which become exercisable if no IPO occurs before 3/1/02

(3) Excludes $40mm of debt associated with Reckson Strategic Venture Partners and includes accrued interest.

                                                                               5
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                             STRATEGY TO UNLEASH VALUE
--------------------------------------------------------------------------------

STEP 1 - PRIOR FRONTLINE STRUCTURE

FRONTLINE
CAPITAL
GROUP

STEP 2 - SEPARATED INTO 2 OPERATING UNITS

FRONTLINE
CAPITAL
GROUP

FRONTLINE'S
HQ INTEREST
60%

FRONTLINE'S
OTHER
HOLDINGS

STEP 3 - POTENTIAL SPIN OFF OF NON-HQ HOLDINGS


FRONTLINE
CAPITAL
GROUP

FRONTLINE'S
HQ INTEREST
60%

FRONTLINE'S
OTHER
HOLDINGS (SPUN OFF)

This information is based on management expectations. Actual results may differ materially.


                                                                               6
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                      MAXIMIZING VALUE
--------------------------------------------------------------------------------
                                                                 CASH MANAGEMENT

FRONTLINE ANTICIPATES REDUCING
MONTHLY OVERHEAD BY OVER 80%

WITH PROPORTIONATE DECREASES IN ALL MONTHLY G&A COST CATEGORIES:

 __
/_/ Corporate costs
 __
/_/ Other G&A
 __
/_/ Professional fees
 __
/_/ Rent
 __
/_/ Office expense
 __
/_/ Payroll & benefits

Current $1.54MM
Stabilized $257K


Note: Current and stabilized burn rate exclude interest expense of $1.175mm per month. This information is based on management expectations. Actual results may differ materially.

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                      INVESTED CAPITAL
--------------------------------------------------------------------------------

TOTAL INVESTED CAPITAL



 __
/_/ HQ - 59%
 __
/_/ OnSite - 12%
 __
/_/ Realty IQ - 9%
 __
/_/ Employee Matters - 7%
 __
/_/ Others - 13%

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                               FRONTLINE CORE HOLDINGS
--------------------------------------------------------------------------------

ONSITE ACCESS

CONTINUED TO GROW CUSTOMER BASE AND EXECUTED PROGRESS AS ONE OF THE FASTEST GROWING BUILDING-CENTRIC INTEGRATED COMMUNICATIONS PROVIDER.

o 128 million s.f. lit and in service within 25 markets across the U.S. and Canada

o Signed a commercial agreement with AT&T to deliver communications technology throughout commercial office buildings and offer a full suite of competitive products to OnSite's extensive small and medium-sized business customer base in the U.S.

o    OnSite secured $50 million in additional financing from AT&T

EMPLOYEEMATTERS

CONTINUED TO ATTRACT STRONG ALLIANCES AND AGREEMENTS WITH PREMIER COMPANIES AND EXPANDED ITS PRODUCT OFFERINGS, LEADING TO RAPIDLY GROWING CUSTOMER BASE

o    Signed distribution deal with Prudential Insurance Company of America

o Signed an agreement with MasterCard International to serve as a preferred provider of human resource and administration services for their Small Business Connections website

o Entered into a strategic partnership with HotOffice.com, Bizfinity and UpShot.com

REALTYIQ.COM

DEMONSTRATED SUCCESS AS ONE OF THE NATION'S LEADING SOURCE OF COMMERCIAL REAL ESTATE INFORMATION, EDITORIAL COMMENTARY AND PRODUCTIVITY TOOLS FOR INDUSTRY PROFESSIONALS ON THE INTERNET.

o    Developed extensive proprietary database

o Acquired Rainmaker Publications Group, publisher of Realty Stock Review and Property magazine, edited by well-known real estate journalist Barry Vinocur. He joined as RealtyIQ's SVP of Editorial Content

o Formed alliances with: National Network of Commercial Real Estate Women, Tri-State Commercial & Industrial Association of Realtors, and Detroit Area Commercial Board of Realtors



                                                                               9
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WOKPLACES                                                      MARKET PERCEPTION
--------------------------------------------------------------------------------

                           MARKET RECOGNIZES PROGRESS
                    October 4, 2000 through November 1, 2000

o Segregation of assets and strategy shift has distinguished FrontLine from the rest of the sector

     Over the period from October 4, 2000 (a) through November 1, 2000, Frontline's stock price has significantly outperfomed its sector index (1)

(a)  On 10/18/2000; Frontline announced separation of HQ and other businesses

(1)  Sector Index includes ICGE, SFE, CMGI, and DVIN

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                  INTRODUCTION TO HQ GLOBAL WORKPLACES
--------------------------------------------------------------------------------

HQ GLOBAL WORKPLACES

GARY KUSIN
CEO

BILL MCCALMONT
CFO


                                                                              11
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                                AGENDA
--------------------------------------------------------------------------------

o  WHO WE ARE

o  Market Overview

o  Business Economics

o  Financial Metrics

o  Summary



                                                                              12
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                            WHO WE ARE
--------------------------------------------------------------------------------
                                                                         SUMMARY

o HQ Global Workplaces is the worldwide market leader in the officing solutions market

     o    Approximately $160mm of revenues for the 3rd Quarter

     o    Approximately $35mm of EBITDA(1) for the 3rd Quarter

o    We have 469 locations in 17 countries

     o    Over 150 more than our nearest competitor

o We serve over 65,000 customers with over 2,800 dedicted, professional employees

HQ PROVIDES PEOPLE, INFRASTRUCTURE AND TECHNOLOGY TO ENABLE OUR CLIENTS TO WORK HOWEVER, WHENEVER AND WHEREVER THEY WANT

(1) Excludes merger and integration charges of $1.7mm for the quarter ending 9/30/00

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                            WHO WE ARE
--------------------------------------------------------------------------------
                                                             WORLDWIDE LOCATIONS

UNITED STATES

We operate in every major city in the United States.

INTERNATIONAL LOCATIONS

Argentina(2)
Austria(2)
Brazil(10)
Canada(1)
Chile(2)
Colombia(1)
England(21)
France(8)
Germany(5)
Mexico(11)
Philippines(1)
Puerto Rico(1)
Scotland(1)
South Africa(1)
Spain(1)
Switzerland(3)
Venezuela(1)

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                            WHO WE ARE
--------------------------------------------------------------------------------
                                                                        OUR TEAM

WE HAVE BUILT A WORLD CLASS MANAGEMENT TEAM AND HAVE TOP TIER INVESTORS

MANAGEMENT          Our senior  leadership  team,  led by Gary  Kusin  (CEO) and
                    David Rupert (President and COO) has a wealth of experience both in and outside this industry

                    o Members of our team have worked for Bain & Co., Booz, Allen & Hamilton, IBM, Marriott, Philip Morris, Pitney Bowes, and Travelocity

                    o Our Field Operations Team members AVERAGE 12.5 years experience in our industry

INVESTORS           FrontLine   Capital   Group,   Equity   Office   Properties,
                    CarrAmerica,  Fortress, AEW, ABP, Blackstone,  Chase Capital
                    Partners



                                                                              15
              FrontLine
FrontLine Capital Group

o  Who We Are

o  MARKET OVERVIEW

o  Business Economics

o  Financial Metrics

o  Summary

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                      MARKET OVERVIEW
--------------------------------------------------------------------------------
THREE MEGATRENDS ARE CHANGING                            EVOLUTION OF THE MARKET
THE WAY PEOPLE WORK

o  INCREASED OUTSOURCING

o  INCREASED GLOBALIZATION

o  INCREASED BUSINESS USE OF TECHNOLOGY

IS DRIVING A REQUIREMENT FOR GREATER WORKFORCE MOBILITY AND FLEXIBILITY

WHICH RESULTS IN THE NEED FOR A SOLUTION THAT ENABLES PEOPLE TO WORK VIRTUALLY ANYWHERE



                                                                              17
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                       MARKET OVERVIEW
--------------------------------------------------------------------------------
THESE TRENDS HAVE EXPANDED THE MARKETPLACE...            EVOLUTION OF THE MARKET


   Pre-1995                 1995-1999                   2000-Future
Executive Suites        Office Outsourcing            Officing Solutions
----------------        ------------------            ------------------

   SPACE                     SUPPORT                       TECNHOLOGY
                             SERVICES
Office Space              Office Space                      Office Space
Conference Rooms          Conference Rooms                 Conference Rooms
Day Offices                Day Offices                    Day Offices
Training Rooms          Training Rooms                    Training Rooms

                            Admin Support                  Admin Support
                            Copiers, Fax                    Copier, Fax
                         Telephone Answering             Telephone Answering
                          Mail Services, Catering       Mail Serivces, Catering
                          Concierge Services              Concierge Services
                          Desktop Publishing              Desktop Publishing

                                                            Teleconferencing
                                                            Broadband Access
                                                          Subscription Computing
                                                           Web Conferencing
                                                           Video Conferencing
                                                           Unified Messaging
                                                           Virtual Assistant




                                                                              18
              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                       MARKET OVERVIEW
--------------------------------------------------------------------------------
                                                                  GROWTH DRIVERS
 ...AND DEMAND FOR
BUSINESS SERVICES IS
ACCELERATING


                             CHANGING DEMOGRAPHICS

THE U.S. MOBILE WORKFORCE IS RAPIDLY EXPANDING



                              OUR EXPANDING MARKET

FORRESTER RESEARCH PREDICTS THAT SALES OF ONLINE BUSINESS SERVICES WILL GROW AT A 78% CAGR OVER THE NEXT FEW YEARS INCLUDING FINANCIAL, PROFESSIONAL, ADMIN AND SUPPORT, BUSINESS TRAVEL AND TELECOM SERVICES.




              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                       MARKET OVERVIEW
--------------------------------------------------------------------------------
                                                          INDUSTRY FRAGMENTATION
INDUSTRY IS FRAGMENTED WITH A LARGE NUMBER OF SMALL
COMPETITORS, MANY OF WHOM ARE STILL IN THE "EXECUTIVE
SUITES WORLD"


     Total U.S. Office Space          Total U.S. Centers
    -------------------------     ------------------------------

     Only a small percentage       Of the 4000 total U.S. centers,
      the total U.S. office       HQ is the largest operator, with
   space is serviced workspace;   approximately 10% of the total.
     the vast majority is
     traditional workspace.







Source: Executive Suite Association
                                                                              20

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                       MARKET OVERVIEW
--------------------------------------------------------------------------------
                                                                 SUCCESS FACTORS
THE INDUSTRY SHOULD CONSOLIDATE AS SCALE
BECOMES A BASIS OF COMPETITIVE ADVANTAGE

REQUIREMENTS FOR SUCCESS

NETWORK COVERAGE-
a global footprint and brand are
required to serve large
companies

BREADTH OF SERVICES                                    SMALL PLAYERS WILL CONTINUE
 ...To meet the evolving needs                          TO BECOME LESS COMPETITIVE
of customers

PRIVILEGED RELATIONSHIPS                                     NEW PLAYERS FACE
 ...with property owners to                             SIGNIFICANT BARRIERS TO ENTRY
access prime real estate globally

ACCESS TO CAPITAL
 ...to support center expansion
and investments in technology
services


              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                       MARKET OVERVIEW
--------------------------------------------------------------------------------
                                                        HQ VISION FOR THE FUTURE
WE WILL EXPAND OUR SERVICES AND
DELIVERY CHANNELS TO MEET THE CHANGING
DEMANDS OF THE MARKETPLACE

      CUSTOMERS                DELIVERY CHANNELS             OFFERINGS
      ---------                -----------------             ---------
Members                        In Person                     Technologies
o In Office                    Call Center                   Services
o Virtual                      Virtual/On-line               Space
                                                             Products

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                                AGENDA
--------------------------------------------------------------------------------



o  Who We Are

o  Market Overview

o  BUSINESS ECONOMICS

o  Financial Metrics

o  Summary

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                    BUSINESS ECONOMICS
--------------------------------------------------------------------------------
                                                                     CLIENT BASE
THE MAJORITY OF OUR CLIENTS ARE
RELATIVELY LARGE CORPORATIONS

                                      REPRESENTATIVE CLIENTS:
                                    -------------------------------
   APPROXIMATELY 70% OF             AMERICA ONLINE
   HQ'S CUSTOMER  BASE              ARIBA
   IS COMPRISED OF LARGE            CHARLES SCHWAB
    CORPORATE CLIENTS.              COMPUTER ADAPTIVE TECHNOLOGIES
                                    JP MORGAN
                                    MORGAN STANLEY DEAN WITTER
                                    NOKIA
                                    NORTEL
                                    SIEBEL SYSTEMS
                                    SUN MICROSYSTEMS
                                    3COM



              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                    BUSINESS ECONOMICS
--------------------------------------------------------------------------------
                                                     CLIENT ECONOMIC PROPOSITION
CLIENTS CAN QUICKLY SEE THE FAVORABLE
ECONOMICS WE OFFER THEM


   TIME                 o Immediate availability vs. locating, securing,
                          building out conventional office space

 UP-FRONT               o Services Retainer: 1.5 months vs. 1 year
 CAPITAL                o Furniture, property taxes included in monthly
                          rent vs. upfront capitalized expenses

FLEXIBILITY             o Short-term vs. long-term leases
                        o Pay only for services, space used, when used

MONTHLY                 o Very competitive with conventional space, but
EXPENSE                   with greater services, more flexibility, less
                          capital outlay upfront

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                    BUSINESS ECONOMICS
--------------------------------------------------------------------------------
                                                         GENERAL CHARACTERISTICS



o Our business model permits us to break even at a relatively low center occupancy level
     -- 55% to 65% center occupancy is breakeven
     -- we are currently 90+% occupied in our core centers

o These economics permit us to capture relatively high levels of EBITDA margins and cash flows
     -- ~20% to 30% EBITDA margins
     -- ~15% to 25% cash flow/sales levels

o Investments in new centers exhibit strong ROI characteristics -- 50% to 60% stabilized EBITDA yields on new centers

o    Stable cash flows


This information is based on management expectations. Actual results may differ materially.



              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                    BUSINESS ECONOMICS
--------------------------------------------------------------------------------
                                                  NEW CENTER PROTOTYPE ECONOMICS

                              NEW CENTER RETURN ON
                                INVESTED CAPITAL



o    40,000 square foot center with 250 workstations

o    $2.2 million initial investment required

o    8 months to breakeven; 14 months to stabilization

o    Revenues in excess of $4 million following stabilization

o    EBITDA yields in excess of 60% following stabilization through Year 5

             This information is based on management expectations.
                     Actual results may differ materially.


              FrontLine
FrontLine Capital Group

HQ   GLOBAL
     WORKPLACES

                                                              BUSINESS ECONOMICS
--------------------------------------------------------------------------------
WE ARE PURSING TWO LEVERS TO                                    GROWTH POTENTIAL
ACCELERATE REVENUE AND PROFIT GROWTH

LEVER                                       ACTION
---------------------------------------     ------------------------------------
INCREASE REVENUE                            o Maintain high occupancy rates
PER CENTER                                  through quality of customer
                                            experience
                                            o Re-pricing initiatives
                                            o Expanded service offerings
                                            o Increasing utilization of space
                                            and services
                                              o Video conferencing
                                              o Virtual services (i.e., Business
                                              Access)

EXPAND NUMBER OF                            o Increase workstations by 25% per
CENTERS                                     year through
                                              o HQ development
                                              o Joint ventures
                                              o Managed centers

              IF SUCCESSFUL, THESE ACTIONS ARE EXPECTED TO RESULT
                  IN AVERAGE EBITDA GROWTH RATES OF 30% TO 40%

             This information is based on management expectations.
                     Actual results may differ materially.


              FrontLine
FrontLine Capital Group

HQ   GLOBAL
     WORKPLACES

                                                                          AGENDA
--------------------------------------------------------------------------------

                              o Who We Are

                              o Market Overview

                              o Business Economics

                              o FINANCIAL METRICS

                              o Summary

              FrontLine
FrontLine Capital Group

HQ   GLOBAL
     WORKPLACES

                                                               FINANCIAL METRICS
--------------------------------------------------------------------------------
                                                      PRO FORMA REVENUE AND BCOI

            PRO FORMA REVENUE                           PRO FORMA BCOI
        YEAR 2000, Q1 THROUGH Q3                    YEAR 2000, Q1 THROUGH Q3
               ($millions)                                 ($millions)

$165-                                   $60-

$160-                          $160     $50                              $53

$155-               $153                $40-                 $48

$150-                                            $34

$145

$140-                                   $30-

$135-   $136

$130-                                   $20-

$125-                                   $10-

$120 ----------------------------------- $0 ------------------------------------
     1st QUARTER 2nd QUARTER 3rd QUARTER     1st QUARTER 2nd QUARTER 3rd QUARTER

              FrontLine
FrontLine Capital Group

HQ   GLOBAL
     WORKPLACES

                                                               FINANCIAL METRICS
--------------------------------------------------------------------------------
                                    PRO FORMA EBITDA AND CASH-ADJUSTED EBITDA(1)

          PRO FORMA EBITDA(1)             PRO FORMA CASH-ADJUSTED EBITDA (2)
        YEAR 2000, Q1 THROUGH Q3               YEAR 2000, Q1 THROUGH Q3
               ($millions)                             ($millions)

$40-                                    $40-
                                                                         $38
$35-                            $35     $35-
                                                             $33
$30-             $30                    $30-

$25-                                    $25-

$20-                                    $20-
                                                 $18
$15-    $15                             $15-

$10-                                    $10-

 $5-                                     $5-


 $0  ----------------------------------- $0 ------------------------------------
     1st QUARTER 2nd QUARTER 3rd QUARTER     1st QUARTER 2nd QUARTER 3rd QUARTER

(1) Excludes merger and integration charges of $1.9mm, $22.6mm, and $1.7mm for the 1st, 2nd and 3rd quarters, respectively.

(2) Excludes merger and integration costs and GAAP rent adjustment of $4.2mm, $25.0mm, $5.3mm for the 1st, 2nd and 3rd quarters, respectively.

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                                AGENDA
--------------------------------------------------------------------------------

                              o Who We Are

                              o Market Overview

                              o Business Economics

                              o Financial Metrics

                              o SUMMARY

              FrontLine
FrontLine Capital Group

HQ GLOBAL
WORKPLACES                                                               SUMMARY
--------------------------------------------------------------------------------

o    Market growth is strong and accelerating

o    Well-positioned in key markets with clear leadership in the U.S.

o    Rapid revenue growth with high levels of profitability

o    Strong cash flow to fuel rapid growth

o Strong, experienced management and field operations team with a proven ability to execute

o    Leveraging relationships with investors
     o    Access to capital
     o    Access to prime locations

              FrontLine
FrontLine Capital Group